NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION THEREOF MAY BE EFFECTED WITHOUT
(I) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LET'TERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                  INTEGRATED PACKAGING ASSEMBLY CORPORATION
                          WARRANT TO PURCHASE SHARES
                               OF COMMON STOCK

THIS CERTIFIES THAT, for value received, MMC/GATX Partnership No. I and its assignees are entitled to subscribe for and purchase the initial number of shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4 hereof, the 'Shares") of Integrated Packaging Assembly Corporation, a Delaware corporation (the "Company"), at the initial exercise price per share specified herein (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. The Warrant Price shall be equal to $0.1236. The initial number of Shares shall be equal to 1,000,000. As used herein, (a) the term "Date of Grant" shall mean the Date of Grant listed on the signature page hereof, and (b) the term "Other Warrants" shall mean any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise. "Common Stock" means the Company's Common Stock as defined in its Certificate of Incorporation.

     1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through and including the date which is seven (7) years after the Date of Grant. Notwithstanding any other provision of this Warrant, this Warrant shall expire and the terms hereof shall terminate unless exercised on or prior to 5:00 p.m. (California time) on May 1, 2006.

     2.  Method of Exercise: Payment: Issuance of New Warrant. Subject to
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, or (b) exercise of the right provided for in Section 9.1 hereof. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.
                                    Page 1

     3. Stock Fully Paid: Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4. Adiustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Reclassification or Merger. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

          (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          (c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, or (ii) make any other distribution of Common Stock with respect to Common Stock which does not require the holder to pay any consideration prior to receiving such distribution of Common Stock (except any distribution specifically provided for in Sections 4(a) and 4(b)), then the Warrant Price shall be adjusted, from and after the date such dividend or distribution becomes effective, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

          (d)  Adjustments for Diluting Issuances.

               (i) Adjustment Procedure. Upon each Actual Issuance of Common Stock or Deemed Issuance of Common Stock ("Issuance of Common Stock") after May 1, 1999, for no consideration or for a consideration per share less than the Warrant Price (a "Dilutive Issuance"), then, concurrent with the closing of the Dilutive Issuance, the number of Shares issuable upon the exercise of this Warrant shall be increased by the number of shares of Common Stock determined under the following formula:

                X= (B x A)-(B x C)
                   ---------------
                          C

                Where: X= The increase in the number of Shares acquirable hereunder
                       B= The Shares acquirable hereunder immediately prior to the Issuance of Common Stock

                       A= The Warrant Price in effect immediately prior to the Issuance of Common Stock

                       C= The Adjusted Share Value

For purposes hereof, the Adjusted Share Value, upon the closing of any Issuance of Common Stock, shall be the amount equal to the sum of (i) the amount obtained by multiplying the Common Stock Outstanding immediately prior to the Issuance of Common Stock by the Warrant Price in effect immediately prior to the Issuance of Common Stock, and (ii) the Aggregate Consideration that the Company receives from the Issuance of Common Stock, and dividing the resulting sum by the Common Stock Outstanding immediately after the Issuance of Common Stock. Upon each Issuance of Common Stock described in this subsection (d), the Warrant Price shall be adjusted to the Adjusted Share Value resulting from such Issuance of Common Stock.

               (ii) Special Provisions. Notwithstanding the provisions of subsection (i) of this Section 4(d), the following provisions shall govern the adjustment formula set forth in subsection (i):

                    (A) Deemed Issuances of Common Stock. Whenever an adjustment is made in the Warrant Price pursuant to subsection (i) based upon a Deemed Issuance of Common Stock (as defined below), except as provided in paragraph (C) of this subsection, no further adjustment in the Warrant Price shall be made upon the subsequent actual issuance of the shares of Common Stock subject to the applicable Convertible Securities or Options, nor shall the exercise of any Convertible Security or Option included in such Deemed Issuance of Common Stock constitute an issuance of securities for which an adjustment in the Warrant Price may be made under this Section 4(d).

                    (B) Change in Exercise Price or Conversion Rate. If, subsequent to any Deemed Issuance of Common Stock, there is a change (other than a change required by anti-dilution provisions of any Convertible Security or Option intended to serve the same purpose as the provisions of this Section 4(d)) in (i) the purchase or exercise price provided for in any Option included in such Deemed Issuance of Common Stock (an "Exercise I'rice") or
(ii) the conversion price or exchange ratio (a "Conversion Rate") of any Convertible Security included in such Deemed Issuance of Common Stock, such that the changed Exercise Price or Conversion Rate, as the case may be, had it been in effect at the time of such Deemed Issuance of Common Stock, would have resulted in a decrease in the Warrant Price as a result of such Deemed Issuance of Common Stock, then (A) the Warrant Price shall be recalculated to equal that Warrant Price which would have been in effect at such time had all of such Options or Convertible Securities that remain outstanding at the time of such change (or that may be issued upon the exercise of any Option or Convertible Securities included in such Deemed Issuance of Common Stock and that then remain outstanding) provided for such changed Exercise Price or Conversion Rate, as the case may be, at the time of such Deemed Issuance of Common Stock, and (B) each other adjustment, if any, made to the Warrant Price subsequent to such Deemed Issuance of Common Stock based on subsequent Issuances of Common Stock shall be recalculated, utilizing for such purpose the Average Offering Price as recalculated or as readjusted pursuant to subsection (i) of this Section 4(d).

                    (C) Expiration of Option or Convertible Right. With respect to any Deemed Issuance of Common Stock, effective as of the close of business on the first business day on which no share of Common Stock may thereafter be issued upon an exercise of an Option or Convertible Security included in such Deemed Issuance of Common Stock (whether by reason of (i) the full exercise of all Options and/or Convertible Securities Included in such Deemed Issuance of Common Stock or (ii) the expiration or termination of any right to exercise any Options and/or Convertible Securities included in such Deemed Issuance of Common Stock that have not theretofore been exercised and/or (iii) the purchase by the Company and cancellation or retirement of some or all Options and/or Convertible Securities included in such Deemed Issuance of Common Stock that have not theretofore been exercised), the Warrant Price shall be adjusted by (x) recalculating the Warrant Price pursuant to Section 4(d) hereof, basing such recalculation on each issuance of shares of Common Stock upon an exercise of an Option or Convertible Security included in such Deemed Issuance of Common Stock, rather than the Common Stock Outstanding on which the original calculation was based and (y) recalculating each other adjustment, if any, made to Warrant Price subsequent to such Deemed Issuance of Common Stock based on subsequent Issuances of Common Stock, utilizing the Warrant Price as adjusted pursuant to subsection (i) of this
Section 4(d) and including in Common Stock Outstanding for such purpose only the shares of Common Stock actually issued upon the exercise of Options and/or Convertible Securities included in such Deemed Issuance of Common Stock in place of the shares of Common Stock Outstanding in respect of such Deemed Issuance of
Common Stock as utilized in the original calculations of those adjustments.

                    (iii)  Definitions.

Actual Issuance of Common Stock means any issuance by the Company of Common Stock other than pursuant to conversion of a Convertible Security or exercise of an Option.

Aggregate Consideration means with respect of an Issuance of Common Stock, an amount equal to (i) the aggregate consideration that the Company receives with respect to an issuance by the Company of Common Stock other than pursuant to conversion of a Convertible Security or exercise of an Option ("Actual Consideration"), if any, issued and (ii) the Deemed Consideration received with respect to the Options and Convertible Securities, if any, issued.

Common Stock Outstanding means as of any date (i) all shares of Common Stock that are outstanding as of such date, plus (ii) all shares of Common Stock issuable upon conversion of Convertible Securities outstanding as of such date, whether or not convertible as of such date, plus (iii) all shares of Common Stock issuable upon exercise of Options outstanding as of such date, whether or not such Options are exercisable as of such date (assuming for this purpose that Convertible Securities acquirable upon exercise of any such Options are converted into Common Stock as of such date).

Convertible Securities means evidence of indebtedness, shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both.

Deemed Consideration means the aggregate consideration received or deemed received by the Company with respect to the Company's issuance of a Convertible Security or Option (a "Deemed Issuance of Common Stock"), determined by adding (i) the aggregate amount, if any, received or receivable by the Company as consideration in respect of the issuance of Options and/or Convertible Securities constituting such Deemed Issuance of Common Stock, and
(ii) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the full exercise of the Options (and if Options to acquire Convertible Securities, upon full exercise of the conversion rights with respect to such Convertible Securities) and upon full conversion of the Convertible Securities in order to acquire the underlying shares of Common Stock.

Deemed Issuance of Common Stock means an issuance by the Company of a Convertible Security or an Option.

Option means any right, warrant or option to subscribe or purchase shares of Common Stock or Convertible Securities.

               (e) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price under subsections (a), (b) and (c) of this section, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant at such holder's last known address as reflected in the Company's records.

     6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

     7. Compliance with Securities Act: Disposition of Warrant or Shares of Common Stock.

          (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR
(iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

               (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

               (2) The holder understands that this Warrant has not been registered under the Act or any state securities laws in reliance upon specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

               (3) The holder further understands that this Warrant and the securities issuable upon the exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

          (b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares under the Act, the holder hereof agrees to give written notice to the Company prior thereto, describing in reasonable detail the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such laws. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company and applicable laws. If a determination has been made pursuant to this
Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

            (c) Applicability of Restrictions. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer or grant of a security interest in, this Warrant (or the Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership, (ii) to a partnership of which the holder is a partner, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original signatory hereto.

     8. Rights as Stockholders: Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Shares, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

     9.  Additional Rights.

          9.1  Right to Convert Warrant into Stock: Net Issuance.

               (a) Right to Convert. In lieu of payment of the exercise price as provided in Section 2 hereof, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 9.1 at any time or from time to time prior to the expiration of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (Y) the fair market value of one share of Common Stock on the Conversion Date (as herein defined).

     Expressed as a formula, such conversion shall be computed as follows:

     X= B-A
        ---
         Y

     Where:    X= the number of shares of Common Stock that may be issued to holder

               Y= the fair market value (FMV) of one share of Common Stock
               A= the aggregate Warrant Price (i.e., Converted Warrant Shares x Warrant Price)
               B= the aggregate FMV (i.e., FMV x Converted Warrant Shares)

No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of this Section 9, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

          (b) Method of Exercise. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 9.1(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein, which date shall in no event be later than the expiration date of this Warrant (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

          (c)  Determination of Fair Market Value. For purposes of this
Section 9.1, "fair market value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

               (i) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange or market over the 30-day period ending on the day prior to the Determination Date;

               (ii) If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending on the day prior to the Determination Date; and

               (iii) If there is no public market for the Common Stock, then fair market value shall be determined by mutual agreement of the holder of this Warrant and the Company.

     10. Representations and Warranties. The Company represents and warrants to the holder of this warrant as follows:

          (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

          (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable;

          (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Certificate of Incorporation, as amended to the Date of the Grant, a true and complete copy of which has been delivered to the original holder of this Warrant (the "Charter");

          (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Charter or bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

          (e) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

     11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefore on the signature page of this Warrant.

     13. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     14. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company and its transfer agent of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     15. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

     16. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     17. Survival of Representations. Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

     18. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     19.  [INTENTIONALLY OMITTED.]

     20. Severabilitv. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

     21. Recovery of Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     22. Entire Agreement: Modification. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with res ct to such subject matter.

                         INTEGRATED PACKAGING ASSEMBLY CORPORATION

                         By: /s/ Alfred Larrenaga
                             ---------------------
                                 Alfred Larrenaga
                                 Chief Financial Officer

                         Address:  2221 Old Oakland Road
                                   San Jose, CA 95131

Date of Grant: May 1, 1999

                             EXHIBIT A

                        NOTICE OF EXERCISE

To:  INTEGRATED PACKAGING ASSEMBLY CORPORATION (the "Company")

     1.  The undersigned hereby:

         _____________ elects to purchase ____ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

         _____________ elects to exercise its net issuance rights pursuant to
Section 9.1 of the attached Warrant with respect to ____ shares of Common
Stock.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below.

                         _________________________
                         (Name)


                         _________________________

                         _________________________
                         (Address)

     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.



                            ________________________________
                            (Signature)


______________
(Date)